UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

Twin Hospitality Group Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42395	99-1232362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Belt Line Road, Suite 1200 Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 941-3150

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TWNP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

On January 28, 2026, Twin Hospitality Group Inc. (the “Company”) received a letter (the “Delisting Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Staff had determined that the Company’s Class A Common Stock (the “Common Stock”) will be delisted from Nasdaq pursuant to Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1. Pursuant to the Delisting Notice, Nasdaq’s determination was based on (i) the Company’s commencement of voluntary proceedings under Chapter 11 of the United States Bankruptcy Code on January 26, 2026 (the “Chapter 11 Cases”) and associated public interest concerns raised by it, (ii) concerns regarding the residual equity interest of the existing listed securities holders, and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq. The Delisting Notice indicates that the trading of the Common Stock (Nasdaq: TWNP) will be suspended at the opening of business on February 4, 2026, and a Form 25-NSE will be filed with the Common Stock and Exchange Commission, which will remove the Common Stock from listing on Nasdaq. The Company does not intend to appeal the Staff’s determination.

After delisting from the Nasdaq, the Common Stock is expected to commence trading on the Pink Limited Market operated by the OTC Markets Group, Inc. (commonly referred to as the “pink sheets”). The Pink Limited Market is a significantly more limited market than Nasdaq, and will likely result in a less liquid market for existing and potential holders to trade the Common Stock and could further depress the trading price of the Common Stock. The Company can provide no assurance that the Common Stock will continue to trade on this market or whether broker-dealers will continue to provide public quotes of the Common Stock on this market.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Common Stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Common Stock in the Chapter 11 Cases. The Company expects that holders of the Common Stock could experience a complete or significant loss on their investment, depending on the outcome of the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors These forward-looking statements include, among others, statements about: the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, including the “first day” relief being requested; the Company’s ability to successfully consummate a restructuring; the expected effects of the Chapter 11 Cases on the Company’s business and the interests of various stakeholders; the Company’s ability to continue operating in the ordinary course; the terms, effectiveness, and consummation of a chapter 11 plan; the anticipated capital structure upon emergence; the expected treatment of claims; the potential cancellation of the Company’s equity; the registration status of any new securities to be issued pursuant to a chapter 11 plan, and the timing of any of the foregoing. Forward-looking statements are based on the Company’s current expectations, assumptions and estimates and are subject to risk, uncertainties, and other important factors that are difficult to predict and that could cause actual results to differ materially and adversely from those expressed or implied. These risks include, among others, those related to: the Company’s ability to confirm and consummate a chapter 11 plan; the duration and outcome of the Chapter 11 Cases; the Company suffering from a long and protracted restructuring; the impact of the Chapter 11 Cases on the Company’s operations, reputation and relationships with customers, lenders, and vendors; the Company having insufficient liquidity; the availability of financing during the pendency of, or after completion of, the Chapter 11 Cases; the effectiveness of overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Company may employ to address its liquidity and capital resources and achieve its stated goals; the potential cancellation of the Company’s equity; and the Company’s historical financial information not being indicative of its future performance as a result of the Chapter 11 Cases.

The information contained in the Company’s filings with the SEC, including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 29, 2024 and subsequent filings with the SEC, or incorporated herein or therein, identifies other important factors that could cause differences from our forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon the Company’s forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Twin Hospitality Group Inc.

Date: January 29, 2026	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer